CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

DERIVED INFORMATION [7/15/02]

Collateral Information

Asset Backed Notes, Series 2002-HI23

Credit Suisse First Boston Mortgage Acceptance Corp.
Depositor

[U.S. Bank NA]
Owner Trustee

[JP Morgan Chase Bank]
Indenture Trustee

     The information contained in the attached materials is referred to as the "Information".

     The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

     The Information addresses only certain aspects of the applicable certificate's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

Prepay Penalty Table
Prepayment Penalty Term	No of Loans	Total Scheduled Balance	%	WAM	WAC	CLTV	FICO

0	975	38,447,369.07	33.24	233	13.185	116.264	694
1	20	880,750.19	0.76	256	13.257	112.660	679
2	3	99,371.92	0.09	276	14.069	118.437	666
3	1,927	74,199,355.54	64.14	233	13.187	116.927	692
4	2	84,238.87	0.07	300	15.159	119.347	640
5	55	1,970,307.18	1.70	227	13.190	116.777	693
Total:	2,982	115,681,392.77	100.00	233	13.189	116.675	692

1)   Details on Loans with Balance>$75,000
Scheduled Balance	Total Scheduled Balance	%	WAC	Combined LTV	FICO	DTI

75,000.01 - 100,000.00	6,264,871.22	97.31	12.04	117.01	725	41.21
150,000.01 - 175,000.00	173,460.18	2.69	14.50	100.00	649	44.62
Total:	6,438,331.40	100.00	12.11	116.56	723	41.30

2)   Details on Loans with WAC>13%
Current Rate	Total Scheduled Balance	%	AVG Balance	Combined LTV	FICO	DTI

13.001 - 13.500	14,631,534.70	27.13	39,332.08	118.14	693	40.56
13.501 - 14.000	13,804,269.17	25.60	37,108.25	117.76	682	40.74
14.001 - 14.500	6,912,869.85	12.82	35,450.61	116.01	671	41.11
14.501 - 15.000	6,629,243.62	12.29	33,650.98	116.99	667	40.76
15.001 - 15.500	1,949,512.67	3.61	29,992.50	116.47	661	39.99
15.501 - 16.000	2,678,499.94	4.97	30,787.36	116.72	647	39.59
16.001 - 16.500	1,922,505.91	3.56	28,694.12	117.25	652	39.52
16.501 - 17.000	3,446,577.60	6.39	28,484.11	116.03	646	40.06
17.001 - 17.500	1,191,742.97	2.21	24,827.98	114.78	638	40.47
17.501 - 18.000	637,404.80	1.18	22,764.46	114.73	625	40.32
18.001 - 18.500	108,314.24	0.20	27,078.56	117.54	629	40.46
18.501 - 19.000	18,144.83	0.03	9,072.42	113.15	535	42.17
Total:	53,930,620.30	100.00	34,615.29	117.22	674	40.56

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

3)   Details on Loans with LTV>95
Combined LTV - Given	Total Scheduled Balance	%	WAC	AVG Balance	FICO	DTI

95.001 - 100.00	3,157,149.20	2.78	12.67	34,693.95	688	40.42
100.001 - 110.000	16,729,332.09	14.71	13.17	37,011.80	690	39.69
110.001 - 120.000	43,956,160.84	38.66	13.27	38,456.83	692	40.09
120.001 - 130.000	49,842,488.94	43.84	13.19	40,228.00	695	40.21
130.001 - 140.000	6,104.65	0.01	18.00	6,104.65	624	0.00
Total:	113,691,235.72	100.00	13.21	38,855.51	693	40.09

4)   Details on Loans with FICO‹675
Credit Score	Total Scheduled Balance	%	WAC	AVG Balance	FICO	DTI

451 - 475	89,590.77	0.24	15.70	29,863.59	467	45.55
476 - 500	101,326.73	0.27	14.55	25,331.68	486	37.16
501 - 525	257,055.56	0.69	14.83	36,722.22	520	42.11
526 - 550	389,835.31	1.05	15.06	27,845.38	541	39.14
551 - 575	955,728.47	2.58	14.56	31,857.62	566	41.95
576 - 600	1,963,609.12	5.30	14.14	35,064.45	590	41.89
601 - 625	4,524,014.64	12.20	14.46	33,022.00	615	41.04
626 - 650	9,422,101.35	25.42	14.59	33,892.45	640	40.67
651 - 674	19,367,220.26	52.24	13.92	35,798.93	664	40.00
Total:	37,070,482.21	100.00	14.21	34,645.31	642	40.46

5)   DTI Distribution
DTI Ratio	Total Scheduled Balance	%	WAC	AVG Balance	Combined LTV	FICO	DTI

0	295,776.14	0.26	14.67	26,888.74	100.27	669	0.00
0.00001 - 10.00000	52,393.36	0.05	11.83	26,196.68	100.84	709	3.08
10.00001 - 20.00000	241,258.95	0.21	12.79	48,251.79	113.43	700	17.41
20.00001 - 30.00000	7,879,866.85	6.81	12.90	38,626.80	116.51	702	26.87
30.00001 - 40.00000	41,470,176.07	35.85	13.11	38,080.97	116.32	696	35.99
40.00001 - 50.00000	64,997,650.46	56.19	13.27	39,249.79	117.04	690	44.26
50.00001 - 60.00000	744,270.94	0.64	13.21	49,618.06	115.03	670	50.31
Total:	115,681,392.77	100.00	13.19	38,793.22	116.67	692	40.07

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

6)   Details on all MH loans
Property	Total Scheduled Balance	%	WAC	AVG Balance	Combined LTV	FICO	DTI

Manufactured Housing	2,411,923.05	100	14.11	23,880.43	112.43	695	39.40
Total:	2,411,923.05	100	14.10	23,880.43	112.43	695	39.40

7)   Details on all non-full doc loans
Loan Documentation	Total Scheduled Balance	%	WAC	AVG Balance	Combined LTV	FICO	DTI

Limited Docs	309,315.14	40.82	14.73	38,664.39	103.71	657	42.58
No Docs (NINA)	248,935.67	32.85	14.22	35,562.24	95.05	669	0.01
Other	97,692.72	12.89	13.66	48,846.36	113.54	683	31.31
Stated Docs	101,758.02	13.43	13.37	33,919.34	100.10	694	37.56
Total:	757,701.55	100.00	14.24	37,885.08	101.65	669	36.17